                              POWER OF ATTORNEY



        The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, an Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 23rd day of June, 1998.



                                                /s/ Kevin M. Blakely
                                                -----------------------------
                                                Name:  Kevin M. Blakely
                                                     ------------------------

                              POWER OF ATTORNEY



        The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, an Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 23rd day of June, 1998.



                                                /s/ James A. Fishell
                                                -----------------------------
                                                Name:  James A. Fishell
                                                     ------------------------

                              POWER OF ATTORNEY



        The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, an Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 23rd day of June, 1998.



                                                /s/ Allen J. Gula Jr.
                                                -----------------------------
                                                Name:  Allen J. Gula Jr.
                                                     ------------------------

                              POWER OF ATTORNEY



        The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, an Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 23rd day of June, 1998.



                                                /s/ K. Brent Somers
                                                -----------------------------
                                                Name:  K. Brent Somers
                                                     ------------------------

                              POWER OF ATTORNEY



        The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, an Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 23rd day of June, 1998.



                                                /s/ Forrest F. Stanley
                                                -----------------------------
                                                Name:  Forrest F. Stanley
                                                     ------------------------

                              POWER OF ATTORNEY



        The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, an Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 23rd day of June, 1998.



                                                /s/ Ronald J. Nicolas, Jr.
                                                -----------------------------
                                                Name:  Ronald J. Nicolas, Jr.
                                                     ------------------------

                              POWER OF ATTORNEY



        The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints James A. Fishell, Daniel R. Stolzer, an Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 23rd day of June, 1998.



                                                /s/ Joseph A. Pampush
                                                -----------------------------
                                                Name:  Joseph A. Pampush
                                                     ------------------------